UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 6, 2013 (March 4, 2013)

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

27665 Forbes Road, Laguna Niguel CA	92677
(Address of principal executive offices)	(Zip Code)

(949) 335-5350

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 4, 2013, Monster Offers, a Nevada corporation (the “Company”), entered into a Master Purchase Agreement (the “Master Agreement”), an Asset Purchase and Domain Name, Web Site Content and Trademark Assignment Agreement (the “APA”), and a Stock Purchase Agreement (the “SPA” and together with the Master Agreement and the APA, the “Purchase Agreements”) with Iconosys, Inc., a California corporation (“Iconosys”) and related party of the Company.

On June 19, 2012, Iconosys and Ad Shark, Inc., a California corporation and predecessor-in-interest to the Company (“Ad Shark”), entered into a line of credit agreement (the “Original LOCA”) pursuant to which Ad Shark agreed to make loan advances to Iconosys in an aggregate amount of up to $300,000. The Company acquired Ad Shark’s rights as lender under the Original LOCA pursuant to the Acquisition Agreement and Plan of Merger dated November 9, 2012 by and among the Company, Ad Shark, and Monster Offers Acquisition Corporation, a Nevada corporation. The Company and Iconosys subsequently entered into a line of credit agreement dated December 1, 2012 (the “LOCA”) (Exhibit 10.20 of the Current Report filed by the Company on Form 8-K on November 13, 2012; SEC Accession No. 0001350071-12-000125), pursuant to which the Company agreed to make loan advances to Iconosys in an aggregate amount of up to $300,000. However, only $200,000 was advanced under the LOCA (together with interest thereon and any principal and interest accrued pursuant to the Original LOCA, the “Outstanding Debt”).

The Company and Iconosys entered into the Purchase Agreements in order for the Company to purchase, and for Iconosys to sell, certain intellectual property assets, including, without limitation, domain names, trademarks, and smart phone apps, and 15,046,078 shares of Iconosys common stock, $0.001 par value (the “Common Stock”), in consideration for the Company’s cancellation of the Outstanding Debt. The Common Stock was sold through the SPA pursuant an exemption from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder.

The descriptions of the Purchase Agreements, above, are qualified in their entirety by reference to the full text of the Purchase Agreements, which are filed as Exhibit 10.2, 10.3, and 10.4, respectively, and incorporated in this Item 1.01 by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets

The disclosure required by this Item 2.01 is included in Item 1.01 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	Line of Credit Agreement, dated December 1, 2012*
Exhibit 10.2	Master Purchase Agreement, dated March 4, 2013
Exhibit 10.3	Asset Purchase and Domain Name, Web Site Content and Trademark Assignment Agreement, dated March 4, 2013
Exhibit 10.4	Stock Purchase Agreement, dated March 4, 2013
Exhibit 99.1	Press Released, dated March 6, 2013

*Filed as Exhibit 10.20 of the Current Report filed by the Company on Form 8-K on November 13, 2012; SEC Accession No. 0001350071-12-000125.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Monster Offers Registrant

Date: March 6, 2013
/s/ Wayne Irving II
Name: Wayne Irving II
Title: CEO and Director